EXHIBIT 10.16


LEASE AGREEMENT

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT, made this 1st day of January, 2001, by and between CSB Partners, LLP, ("Lessor"), and Chestatee State Bank, ("Lessee"),

                                   WITNESSETH:

                                    ARTICLE 1
                                    ---------
                                    PREMISES

         Lessor, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by Lessee, Lessor has leased and rented, and by these presents does lease and rent, unto Lessee, and Lessee hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described premises ("Premises") to with: 5600 square feet of space, more particularly described on Exhibit "A" attached and incorporated herein by reference.

         No easement for light or air is included in the Premises.

                                    ARTICLE 2
                                    ---------
                                      TERM

1. The initial term (Initial Term) of this Lease and the Tenant's obligation to pay "Rent" (as hereinafter defined) shall be 2 years. The term "Lease Year" shall mean a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the first day of the first calendar month following the Commencement Date, if such date is not the first day of the month.

2. It is agreed and understood that if Lessor is unable to deliver possession of the Premises to Lessee at the Commencement Date, as provided in this Article, because the Premises are not ready for occupancy by Lessee, Lessor shall not be liable to Lessee for damages and the term of this Lease shall not be affected by such delay. Lessor shall use all reasonable diligence to deliver possession of the Premises to Lessee on or before the Commencement Date. If Lessee is not in possession of the Premises due solely to Lessor's failure to deliver the same to Lessee, then Lessee shall not owe any Rent for the period of time that Lessee is not in possession.

3. In the event that Lessor shall permit Lessee to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all provisions of this Lease, including, without limitation, the obligation to pay Rent. Said early possession shall not advance the termination date of this Lease.

                                    ARTICLE 3
                                    ---------
                                     Rental

1. All payments of money due hereunder, of any kind or nature, from Lessee to Lessor, are rental payments under this Lease. Lessee shall pay to Lessor, on the first day of each month during the term of this Lease, at Lessor's offices as stipulated herein, or at such location as

Lessor shall designate in writing, a monthly rental, in advance, of $3375.00 per month ("Base Rent"). On each anniversary of the Commencement Date (including any options or renewals) the Base Rent payable shall be adjusted to an amount equal to the sum of the then current Base Rent plus an increase of 4% of the then current Base Rent.

In the event the effective date of this Lease is not the first day of a month, the first monthly payment of Base Rent shall be due and payable on the effective date of this Lease covering the period from the effective date until the first day of the next month, said amount being prorated on a daily basis. All other payments due the Lessor hereunder are hereinafter referred to as "Additional Rent", including but not limited to, utilities, common area maintenance, real estate taxes and insurance. All additional Rent shall be due and payable according to the provisions of Exhibit "B" which is attached and incorporated by this reference. The term "Rent" shall mean all Base Rent and Additional Rent. Lessee shall make all Rent payments to:

                                    Chestatee Partners, LLP
                                    6625 Highway 53 East
                                    Suite 410-64
                                    Dawsonville, Georgia  0534

Lessee shall not have authority to pay the Rent due hereunder to any party other than Lessor.

2. Any installment of Rent which is not paid when due shall be subject to a ten percent (10%) late charge and any such charge or money obligation, including all expenses incurred by Lessor in collecting such charge or money obligation, shall be Additional Rent hereunder. In the event any check for Rent from Lessee is dishonored by the drawee bank, Lessee agrees to pay Lessor $25.00 as a handling charge and, if appropriate, the late charge. Returned checks shall be redeemed by cashier's check, certified check or money order. In the event more than one check for Rent is returned or dishonored, Lessee agrees to pay all future rents and charges hereunder by cashier's check, certified check or money order.

                                    ARTICLE 4
                                    ---------
                                SECURITY DEPOSIT

         Lessee shall deposit with Lessor, upon execution hereof, the sum of Zero Hundred Dollars ($0.00), ("Deposit"), as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay any Rent, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all of any portion of said Deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reasons of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If all or any portion of said Deposit is applied in any of the above manners during the term of this Lease, Lessee shall pay Lessor, within five (5) days of written demand from Lessor, the total amount of said Deposit so applied by Lessor. However, in no way shall the Deposit constitute liquidated damages to Lessor or a limit to the liability of Lessee hereunder. If Lessor transfers fee title to the Premises, or there is any termination of Lessor's interest therein, in whole or in part, Lessor may pay over any unapplied part of said Deposit to the succeeding owner of the Premises and form and after such payment, lessor shall be relieved of all liability with respect thereto.

                                    ARTICLE 5
                                    ---------
                                    UTILITIES

         Lessee shall pay all bills for utilities which are metered to the Premises, including, but not limited to water, sewer, gas, electricity, fuel, light and heat bills, and all charges for garbage collection services or other sanitary or janitorial services rendered to the Premises. Lessee shall also pay a pro rata share of utility bills and charges specified in Article 10. Lessee's prorated share of said expenses shall be based on the percentage of floor area in the Premises as compared to the total floor area in the "Building" (as hereinafter defined) ("Pro Rata Share"). Lessor shall in no event be liable for any interruption or failure of utility services on the Premises. Terms of payment for utility and other charges are subject to terms as outlined in
Article 3 and Exhibit "__" of this Lease.

                                    ARTICLE 6
                                    ---------
                           USE OF THE LEASED PREMISES

1. The Premises shall be used for storage purposes and no other. The Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises; nor in an manner which will cause waste damage or injury to the Premises or Building; nor in any manner which will violate any restrictions or protective covenants affecting land of which the Premises are a part.
2. Lessee agrees that its occupancy shall not be detrimental to other tenants by reason of odor, smoke, dust, gas, noise or vibration, or any offensive activities. 3. No storage containers may be located in any common area or area outside the building in which the Premises are located. The Premises shall not be used (i) to store, generate or deposit (A) toxic waste, medical waste or hazardous materials, as these terms are defined in applicable local, state and federal laws, rules, regulations, codes and ordinances, including but not limited to CERLIA and RELRA; (B) PLBS, or (C) any petroleum products, or (ii) as a location for storage tanks or containers.

                                    ARTICLE 7
                                    ---------
                                   ABANDONMENT

         Lessee agrees not to abandon or vacate the Premises during the term of the Lease and agrees to use the Premises for the purpose herein described until the expiration of the term hereof.

                                    ARTICLE 8
                                    ---------
                                REPAIRS BY LESSOR

1. Lessor agrees to keep in good repair the roof, foundations and exterior walls of the Premises (exclusive of all glass an all exterior doors), and the underground utility and sewer pipes outside the exterior walls for the building of which the Premises are a part (the "Building"), except repair rendered necessary by the necessary by the negligence or action of Lessee, its agents, employees, or invitees. Lessor gives to Lessee exclusive control of the Premises and Lessor shall be under no obligation to inspect the Premises. Lessee shall promptly report in writing to Lessor any defective condition known to it which Lessor is required to repair, and failure to so report such defects shall make Lessee responsible to Lessor for any liability incurred by lessor by reason of such defects. Lessor's liability with respect to any defects, repairs or maintenance for which Lessor is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. Lessor shall have the right, but not the duty, to enter the Premises at any time in order to examine the Premises or to make such repair as required therein or which Lessor may deem necessary for the safety of, or preservation of the Premises or of the Building. Nothing contained in this Lease shall require the Lessor to make any repairs for damages caused by Lessee and Lessee shall cause such repairs to be made at its expense.

2. The air conditioning and heating system is accepted by Lessee as in satisfactory operating condition at the date of occupancy, and Lessee shall maintain said system in good operating condition during the term of this Lease and any extension thereof.

                                    ARTICLE 9
                                    ---------
                                REPAIRS BY LESSEE

1. Lessee shall at its own cost and expense keep and maintain all parts of the premises (except those for which Lessor is expressly responsible under the terms of this Lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, and to keep the whole of the Premises in a clean and sanitary condition. Lessee agrees to keep sufficient heat in the Premises to keep the pipes from freezing. Should any portion of said Building be damaged through the fault or negligence of the Lessee, its agents, employees, contractors, invitees or customers or vandalism, malicious mischief, attempted or actual theft or illegal entry, then the Lessee agrees to promptly repair the same.

2. The air conditioning and heating system is accepted by Lessee as in satisfactory operating condition at the date of occupancy, and Lessee shall maintain said system in good operating condition during the term of this Lease and any extension thereof.

3. Lessee shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Lessee or its employees, agent or invitees.

                                   ARTICLE 10
                                   ----------
                                  COMMON AREAS

1. The Premises constitute a portion of a multiple occupancy building. It shall be Lessor's obligation to provide and care for the area surrounding the Building (hereinafter `Common

Area'), provided, however, that Lessee shall contribute its Pro Rata Share of the expenses for the care for the Common Area, including but not limited to, ad valorem taxes, hazard insurance on the Building, management fees, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, elevators, lobbies, stairs, entrances, exits, sidewalks, roadways, lighting, legal expenses incident to the operation of the Building (but excluding any leasing or financing legal fees), repairs, garbage and waste removal, and all other charges not classified as capital expenditures; provided, however, that Lessor shall have the right to require the Lessee to pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Lessor in its sole discretion; and further provided that if Lessee or any other particular tenant of the Building can be clearly identified as being responsible for specific damage or cost to or in the Common Area then Lessee, if Lessee is responsible, or such other responsible Lessee, shall pay the entire cost thereof, upon demand as Additional Rent. Lessee shall pay when due its Pro Rata Share, determined as aforesaid, of such costs and expenses along with the other tenants of the Building to Lessor upon demand, as Additional Rent, for the amount of its share as aforesaid of such costs and expenses in the event Lessor elects to perform or cause to be performed such work. Lessee's share of said expenses shall be Additional Rent hereunder and shall be due as provided in Exhibit "A". Lessee shall keep the whole of the Premises, Building and Common Area in a clean and sanitary condition free of any trash, scraps or any material and products pertaining to its business. No are outside the Premises shall e used by Lessee for storage without Lessor's prior written approval.

2. All drives, streets, paved areas and walks are for the common use of all tenants of the Building and are a part of the Common Area. Lessor reserves the right to impose, from time to time, and Lessee hereby agrees to abide by regulations on parking and other uses of the Common Area. In addition, Lessor reserves the right to change, amend or modify the Common Areas and the use thereof in the discretion of Lessor. Lessor shall not be responsible for enforcing Lessee's parking rights against any third parties.

                                   ARTICLE 11
                                   ----------
                                   ALTERATIONS

1. Lessee shall not make or cause to be made any material alterations, additions, changes or improvements to the Premises without the prior written consent of Lessor. In the event lessor approves any such alterations, additions, changes or improvements to the premises, such alterations, additions, changes or improvements will be performed at the sole expense of Lessee. Unless otherwise agreed upon in writing by lessor, at the termination of this Lease, Lessee shall, if Lessor so elects, remove all alterations, additions or improvements erected by lessee and restore the Premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner and shall conform with the general quality and style of the Building. If Lessor does not elect to have Lessee make such removals, all alterations, additions or improvements made in or upon the Premises, either by the Lessee or Lessor, shall remain upon the premises at the termination of the term of this Lease, by lapse of time or otherwise, without compensation to Lessee.

2. Lessee shall keep the Premises free of any mechanic's lien or encumbrance due to Lessee's alterations, additions, removals or improvements. Lessee agrees to indemnify and hold

Lessor or its assigns harmless from and liability resulting from all alterations, additions, changes or improvements performed on the Premises at the instance of Lessee.

3. Neither Lessee, nor any agent, employee or independent contractor of Lessee shall, under any circumstances, puncture, cut tear or created any opening in the roof, foundation or exterior wall structures for any reason, either by intent or accident. If the same occurs, Lessee shall be responsible for the immediate total cost and repair to place the structure back to its original condition. Lessee shall commence repair within five (5) days of said damage and shall thereafter diligently and continuously proceed with such repair until completion. In the event said repair is not so commenced and completed, Lessor may, but is not obligated to, enter the Premises and conduct or complete said repair at Lessee's sole cost. Any expense so incurred by Lessor shall Constitute Additional Rent hereunder and be due and payable within fifteen (15) days of receipt of a notice from Lessor as to the amount of said expense.

                                   ARTICLE 12
                                   ----------
                                    INSURANCE

1. Lessee shall carry fire and extended coverage insurance, insuring its interest in Lessee's improvement in the Premises and its interest in its office furniture, equipment, supplies, inventory, fixture and personal property therein. Such insurance will not be terminated or cancelled without thirty (30) days prior written notice to Lessor by the carrier of such insurance. The carrier of such insurance shall waive all right of recovery by way of subrogation against Lessor. Lessor and Lessee hereby waive any rights of action against the other for loss or damage covered by an insurance which either party carries on the Premises.

2. At all times during the term of this Lease, Lessee shall keep in effect with insurance companies, satisfactory to Lessor, legally authorized to transact business in Georgia and maintaining an office or agency in the State of Georgia, public liability insurance, in the name of and for the benefit of Lessor and Lessee, including personal injury liability insurance in the amount of not less than One Million and No.100 Dollars ($1,000,000) in the aggregate; and public liability insurance for property damage liability of not less than Three hundred Thousand and No/100 Dollars ($300,000) in the aggregate. All policies and certificates of insurance shall name Lessor as an additional insured and shall provide that all Lessor's losses, to the limit of the policy, will be indemnified and all liability claims against lessor resulting from Lessee's business will be defended by Lessee or its insurance carrier at no cost to Lessor. Lessee shall promptly deliver to Lessor all such certificates of insurance and they shall be held by Lessor. Lessee agrees that it shall not cancel any of the above mentioned policies, or allow any policy to lapse without delivering to Lessor a certificate indicating equal or greater coverage written by an insurance company acceptable to Lessor.

                                   ARTICLE 13
                                   ----------
                      DESTRUCTION OR DAMAGE TO THE PREMISES

         If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and Rent shall be accounted for and between Lessor and Lessee as of that date. If the Premises are damages, but deemed restorable by Lessor, Rent shall abate in such proportion as use of the Premises has been destroyed. Lessor may, in its sole discretion, restore the Premises to substantially the same condition as before the damage. In the event Lessor has not notified Lessee within thirty (30) days of said damage that Lessor will restore the Premises to substantially the same condition, Lessee has the right to cancel this Lease.


                                   ARTICLE 14
                                   ----------
                                    INDEMNITY

         Lessee agrees to defend, indemnify and save Lessor harmless from and against any and all claims for all costs, expenses, fees and liabilities as well as damages to persons or property by reason of the use or occupancy of the Premises, including attorney's fees and court costs.

                                   ARTICLE 15
                                   ----------
                               GOVERNMENTAL ORDERS

         Lessee agrees, at its own expenses, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Lessee's occupancy of the Premises. Lessor agrees to promptly comply with any such requirements if not made necessary by reason of Lessee's occupancy, but, in order to comply with such requirements, if the cost to Lessor shall exceed a sum equal to six (6) months Rent, then Lessor is privileged to terminate this Lease by giving written notice of termination to the Lessee, by certified mail, which termination shall become effective sixth (60) days after receipt of such notice, unless the Lessee receiving such notice of termination shall, before the termination becomes effective, pay to the Lessor all cost of compliance in excess of six (6) months Rent, or secure the payment of said sum in a manner satisfactory to the Lessor.

                                   ARTICLE 16
                                   ----------
                                  CONDEMNATION

         If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, shall be condemned by any legally constituted authority for public use or purpose, then in either of said events the term hereby granted shall cease from the date when possession of the Premises is taken by a public authority, and Rent shall be accounted for as between Lessor and Lessee as of said date. Such termination, however, shall without prejudice to the rights of either Lessor or Lessee to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that Lessee shall have no rights in any award made to Lessor by any condemnation authority.

                                   ARTICLE 17
                                   ----------
                                  SUBORDINATION

1. This Lease and all rights of Lessee hereunder are and shall be subject and subordinate to the lien of any mortgage, deed to secure debt, deed of trust, or other instrument in the nature thereof, which may now or hereafter affect Lessor or its successor's interest in the fee title to the Premises.

2. If the holder of any mortgage, deed to secure debt, deed of trust or other instrument in the nature thereof shall hereafter succeed to the rights of Lessor under this Lease, whether through possession or foreclosure action or delivery of a new lease, then at the option of such holder, (I) Lessee shall attorn to and recognize such successor as Lessee's lessor under this Lease and Lessee shall promptly execute and deliver any instrument that may be necessary to evidence such attornment, or (ii) this Lease shall terminate.

3. In the event of an attornment as provided for in this Article, this Leas shall continue in full force and effect as a direct lease between such successor lessor and Lessee, subject to all of the terms, covenants and conditions of this Lease.

                                   ARTICLE 18
                                   ----------
                             LIENS AND ENCUMBRANCES

         Lessee shall have no authority, express or implied, to create or place any lien or encumbrance, of any kind or nature whatsoever, upon or in any manner to bind the interest of Lessor in the Premises. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises for which any lien is or can be validly and legally asserted, and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the right, title or interest of Lessor in the Premises or under the terms of this Lease. Lessee further agrees to bond or pay every lien within thirty (30) days of the date said lien attaches to the Premises and/or Lessor's property. This Article shall survive any termination of this Lease.

                                   ARTICLE 19
                                   ----------
                             ASSIGNMENT OR SUBLEASE

1. Lessee shall not, without having first received the prior written consent of Lessor, assign, transfer, sell or encumber this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Lessee. Consent to any assignment or sublease shall not destroy this provision and all later assignments or subleases shall be made likewise only upon the prior written consent of Lessor. An assignee or sublessee of Lessee, at the option of Lessor, shall become directly liable to Lessor for all obligations of Lessee hereunder, but no sublease or assignment by Lessee shall relieve Lessee of primary liability hereunder.

2. It is mutually agreed that in the event Lessor consents to an assignment or sublease, Lessee agrees to assign to Lessor any Rent received from any sublease in excess of the Rent required to be paid hereunder and any Lease option or extension under this Lease Agreement shall become null and void.

                                   ARTICLE 20
                                   ----------
                       CONCELLATION OF THE LEASE BY LESSOR

1. It is mutually agreed that in the event Lessee shall default in the payment of Rent, including Additional Rent, herein reserved, within five (5) days of when due to Lessee; or if Lessee shall be in default in performing any of the terms or provisions of this Lease other than a provision requiring the payment of Rent, and fails to cure such default within fifteen (15) days after the date of receipt of written notice of default from Lessor; or if the Premises shall be abandoned, deserted or vacated; or if there is a filing of any bankruptcy or debtor rehabilitation by or against the Lessee in any court of competent jurisdiction; or if a permanent receiver or custodian is appointed for Lessee's property and such receiver or custodian is not removed within sixty
(60) days after written notice from Lessor to Lessee to obtain such removal; of if, whether voluntarily or involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law, whereby the Rent or any part hereof is, or is proposed to be, reduced or payment thereof deferred; or if Lessee makes an assignment for the benefit of creditors; or if Lessee's effects should be levied upon or attached under process against Lessee, and not satisfied or dissolved within thirty (30) days after written notice from Lessor to Lessee to obtain satisfaction thereof; or if Lessee is insolvent, unable to pay its debts as they mature, or generally is not paying its debts as they become due; then, and in any of said events, Lessor, at its option, may at once, or within six (6) months thereafter (but only during continuance of such default or condition):

         (a) Terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor and remove all of Lessee's effects therefrom, but if Lessee shall fail to do so, any other remedy Lessor may have for possession or arrearages in rent, enter upon the Premises and expel or remove Lessee and Lessee's effects, by force if necessary, without being liable to prosecution or any claim for damages therefor; and Lessee agrees to indemnify Lessor for all loss and damage which Lessor may suffer by reason of such termination, whether through inability to relet the Premises, or through decrease in Rent, or otherwise; and/or

         (b) Enter upon the Premises as the agent of Lessee, by force if necessary, without being liable to prosecution or any claim for damages therefor, and relet the Premises as the agent of Lessee, and receive the Rent therefor; and Lessee shall pay Lessor any deficiency that may arise by reason of such reletting on demand at the office of Lessor as set forth in Article 3 of this Lease; and/or

         (c) As agent of Lessee, do whatever Lessee is obligated to do by the provisions of this Lease and may enter the Premises, by force if necessary, without being liable to prosecution or any claims for damages therefor, in order to accomplish this purpose. Lessee agrees to reimburse Lessor immediately upon demand for any expenses which lessor may incur in thus effecting compliance with this Lease on behalf of Lessee, and Lessee further agrees that

Lessor shall not be liable for any damages resulting to Lessee from such action, whether caused by the negligence of Lessor or otherwise.

         Pursuit by Lessor of any of the foregoing remedies shall not preclude the pursuit by Lessor of any of the other remedies herein provided or any other remedies provided by law. After an authorized assignment subletting of the entire Premises covered by this Lease, the occurrence of any of the foregoing defaults or events shall affect his Lease if caused by, or happening to, either Lessee or the assignee r sublessee.

                                   ARTICLE 21
                                   ----------
                                 EXTERIOR SIGNS

         Lessee shall place no signs (either inside or outside the premises) except with the prior written consent of Lessor. Any and all signs placed on the Premises by Lessee shall be maintained in compliance with the rules and regulations established by Lessor governing such signs and Lessee shall be responsible to Lessor for any damage caused by the installation, use, or maintenance of said signs. Lessee agrees, upon removal of said signs, to repair all damage incident to such removal. At Lessor's option, Lessee shall, at Lessee's sole cost and expense, remove any such sign at the end of the term of this Lease.

                                   ARTICLE 22
                                   ----------
                                     NOTICE

         Lessee hereby appoints as its agent to receive service of all dispossessory or distraint proceedings and notices hereunder, and all notices required under this Lease, the person in charge of the Premises at the time, or occupying the Premises; and if no person is in charge of, or occupying the Premises, then service or notice may be made by attaching the same on the main entrance to the Premises. Until the parties designate otherwise by written notice to the other, a copy of all notices sent pursuant to this Lease, whether sent by Lessor or Lessee, shall be sent by certified mail, return receipt requested, addressed to the other party as follows:

         Lessor:                            The Wallace Group, LLC
                                            Chestatee Center - Suite 210
                                            75 Elliott Road
                                            Dawsonville, GA  30534
                                            ATTN:  Russell M. Wallace

         Lessee:                            Chestatee State Bank
                                            6639 Highway 53 East
                                            Dawsonville, GA  30534

                                   ARTICLE 23
                                   ----------
                           ENTRY FOR CARDING, REPAIRS

         Lessor may card the Premises with "For Rent" or "For Sale" signs ninety
(90) days before the termination of this Lease. Lessor may enter the Premises at reasonable hours and with prior notice to exhibit the same to prospective purchasers or tenants, to make repairs required of Lessor under the terms hereof, or to make repairs to Lessor's adjoining property, if any.

                                   ARTICLE 24
                                   ----------
                                 HOLDOVER TENANT

         If Lessee remains in possession of the Premises after expiration of the term hereof, with Lessor's acquiescence and without any written agreement of Lessor to the contrary, Lessee shall be a tenant at will at a Base Rent rate double the amount of the Base Rent of the last month during the terms of this Lease, and there shall be no renewal of this Lease by operation of law.

                                   ARTICLE 25
                                   ----------
                       EFFECT OF TERMINATION OF THE LEASE

         No termination of this Lease prior to the normal ending hereof, by lapse of time or otherwise, shall affect Lessor's right to collect Rent for the period prior to termination thereof.

                                   ARTICLE 26
                                   ----------
                                NO ESTATE IN LAND

         This Lease shall create the relationship of landlord and tenant between Lessor and Lessee, respectively; no estate shall pass out of Lessor. Lessee has only a usufruct not subject to levy or sale and not assignable by Lessee except by Lessor's consent.

                                   ARTICLE 27
                                   ----------
                          ATTORNEY'S FEES AND HOMESTEAD

         If any Rent or other sums owing under this Lease are collected by or through an attorney at law, Lessee agrees to pay reasonable attorney's fees actually incurred. Lessee waives all homestead rights and exemptions which it may have under any law against any obligation owing under this Lease. Lessee hereby assigns to Lessor its homestead and exemption.

                                   ARTICLE 28
                                   ----------
                                RIGHTS CUMULATIVE

         All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

                                   ARTICLE 29
                                   ----------
                                WAIVER OF RIGHTS

         No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee with its obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's rights to demand exact compliance with the terms hereof.

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                                   ARTICLE 30
                                   ----------
                               TIME OF THE ESSENCE

         Time is of the essence in this Lease.

                                   ARTICLE 31
                                   ----------
                                   DEFINITIONS

         "Lessor" as used in this Lease, shall include Lessor, Lessor's legal representatives, assigns and successors in title to the Premises. "Lessee" shall include Lessee's successors, and, if this Lease shall be validly assigned or subletted, shall include also Lessee's assignees or sublessees as to the Premises covered by such assignment or sublease. "Lessor" and "Lessee" include male and female, singular and plural, corporation, limited liability company, partnership or individual, as may fit the particular parties.

                                   ARTICLE 32
                                   ----------
                              ESTOPPEL CERTIFICATES

         At any time and from time to time, Lessee, on or before the date specified in the request made by Lessor, which date shall not be earlier than five (5) days from the making of such request, shall execute, acknowledge and deliver, at no cost to Lessor, a certificate evidencing (a) whether this Lease is in full force and effect; (b) whether this Lease has been amended in any way and if so, how; (c) whether there are any existing defaults hereunder to the knowledge of Lessee and specifying the nature of such defaults, whether any security deposit has been delivered under this Lease and if so, the amount thereof; and (d) confirmation of the subordination provision set forth in this Lease. Each certificate delivered pursuant to this Article may be relied on by any prospective purchaser or transferee of any portion of Lessor's interest hereunder.

                                   ARTICLE 33
                                   ----------
                                  MISCELLANEOUS

1. This Lease contains the entire agreement of the parties and no representation or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No modification of this Lease shall be effective unless reduced to writing and signed by Lessor and Lessee.

2. If any clause or provision of this Lease is or becomes illegal, invalid or unenforceable because of present or future laws, rules or regulations of any governmental body, or becomes unenforceable for any reason, the intention of the parties hereto is that the remaining parts of this Lease shall not be thereby affected.

3. This Lease may be executed in any number of copies and each copy signed in the


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         IN WITNESS WHEREOF. the parties herein have hereunto set their hand and seals, the day and year first above written.

                                                "LESSOR"

                                                CSB PARTNERS


                                                By:   /s/ Russell M. Wallace
                                                    -------------------------

                                                Its:  General Partner
                                                    -------------------------


                                                "LESSEE"

                                                CHESTATEE STATE BANK


                                                By:   /s/ Robert W. Coile
                                                    -------------------------

                                                Its:  SRVP/COO
                                                    -------------------------

                                   EXHIBIT "A"


                     1800 Square feet on 3rd floor (Storage)

               3800 Square feet on 1st floor (The Chestatee Room)